Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of March 17, 2004, by and among LANDAMERICA FINANCIAL GROUP, INC., a Virginia corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), as Issuing Bank (the “Issuing Bank”), and as Swingline Lender (the “Swingline Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of November 6, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1. Amendments.

(a) Section 5.1 of the Credit Agreement is hereby amended by replacing subsections (b), (e), (g), (h) and (m) of such Section in their entirety with the following:

(b) as soon as available and in any event within 60 days after the end of each Fiscal Quarter of the Borrower (other than the fourth Fiscal Quarter of any Fiscal Year), an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous Fiscal Year;

(e) as soon as available and in any event within 60 days after the end of each Fiscal Quarter of the Borrower (other than the fourth Fiscal Quarter of any Fiscal Year), an unaudited Borrower only balance sheet as of the end of such Fiscal

Quarter and the related unaudited statements of income and cash flows of the Borrower only for such Fiscal Quarter, all certified by a Responsible Officer as having been developed and used in connection with the financial statements referred to in Section 5.1(b);

(g) as soon as available, and in any event within 30 days after the regulatory filing date for each such document, copies of the Annual Statement and financial statements relating thereto of each of the Material Insurance Subsidiaries, audited and certified by independent certified public accountants of nationally recognized standing, all such statements to be prepared in accordance with SAP consistently applied through the period reflected hereof;

(h) as soon as available, and in any event within 15 days after the regulatory filing date (other than the fourth Fiscal Quarter of any Fiscal Year), copies of the Quarterly Statement and financial statements relating thereto of each of the Material Insurance Subsidiaries, certified by the chief financial officer or other appropriate officer of such Material Insurance Subsidiary having substantially the same authority and responsibility as the chief financial officer, all such statements to be prepared in accordance with SAP consistently applied through the period reflected hereof;

(m) promptly after the filing of the same with any state insurance regulatory authority, a copy of any “Management Analysis and Discussion” filed by any Material Insurance Subsidiary with any such state insurance regulatory authority (other than as contained in an Annual Statement or a Quarterly Statement);

2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower and the Required Lenders.

3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Agent that:

(a) The execution, delivery and performance by the Borrower of this Amendment (i) are within the Borrower’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of the Borrower’s articles of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Material Subsidiaries is a party or by which the Borrower or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of the Borrower or any of its

Material Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower by their respective authorized officers as of the day and year first above written.

BORROWER: LANDAMERICA FINANCIAL GROUP, INC.

By:	/s/ Ronald B. Ramos

Name: Ronald B. Ramos
Title: Senior Vice President & Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDERS: SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Michael Pugsley

Name: Michael F. Pugsley
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

WACHOVIA BANK, N.A., as Syndication Agent and a Lender

By:	/s/ Susan F. Owens

Name: Susan F. Owens
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

UNION BANK OF CALIFORNIA, N.A. as Documentation Agent and as a Lender

By:	/s/ Joseph M. Argabrite

Name: Joseph M. Argabrite
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

US BANK, National Association, as a Lender

By:	/s/

Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT]

COMERICA BANK, as a Lender

By:	/s/ J. F. Cooper

Name: J. F. Cooper
Title: First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

FLEET NATIONAL BANK, as a Lender

By:	/s/ Amy Peden

Name: Amy Peden
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

JP MORGAN CHASE BANK, as a Lender

By:	/s/ Lawrence Palumbo, Jr.

Name: Lawrence Palumbo, Jr.
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

PNC BANK, National Association, as a Lender

By:	/s/ Paul Devine

Name: Paul Devine
Title: Vice President & Credit Officer

[SIGNATURE PAGE TO FIRST AMENDMENT]

WELLS FARGO BANK, N.A., formerly known as Wells Fargo Bank Arizona, N.A., as a Lender

By:	/s/ Robert S. Wilson

Name: Robert S. Wilson
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

BANK ONE, N.A., as a Lender

By:	/s/ Kimberly Siebler

Name: Kimberly Siebler
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]